                                Power of Attorney


     The undersigned Trustees and officers, as indicated respectively below, of BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, The Leadership Trust, and BT Advisor Funds (each, a "Trust") and, Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Utility Portfolio, Short/Intermediate U.S. Government Securities Portfolio, Equity 500 Index Portfolio, Asset Management Portfolio, Capital Appreciation Portfolio, Intermediate Tax Free Portfolio, and BT Investment Portfolios (each, a "Portfolio Trust") each hereby constitutes and appoints the Secretary and each Assistant Secretary of each Trust and each Portfolio Trust and the Deputy General Counsel of Federated Investors, each of them with full powers of substitution, as his true and lawful attorney-in-fact and agent to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, and all other documents, filed by a Trust or a Portfolio Trust with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended, and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust or Portfolio Trust to comply with such Acts, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned each hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned each hereby revokes any Powers of Attorney previously granted with respect to any Trust or Portfolio Trust concerning the filings and actions described herein.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand as of the 30th day of September, 1996.

SIGNATURES                           TITLE

                                     President and Treasurer (Chief Executive
/s/ RONALD M. PETNUCH                Officer, Principal Financial and Accounting
Ronald M. Petnuch                    Officer) of each Trust and Portfolio Trust

/s/ PHILIP W. COOLIDGE               Trustee of each Trust and Portfolio Trust
Philip W. Coolidge

/s/ CHARLES P. BIGGAR                Trustee of each Portfolio Trust and BT
Charles P. Biggar                    Institutional Funds

/s/ S. LELAND DILL                   Trustee of each Portfolio Trust and BT
S. Leland Dill                       Investment Funds

/s/ PHILIP SAUNDERS, JR.             Trustee of each Portfolio Trust and BT
Philip Saunders, Jr.                 Investment Funds

/s/ KELVIN J. LANCASTER              Trustee of BT Investment Funds and BT
Kelvin J. Lancaster                  Pyramid Mutual Funds

/s/ RICHARD J. HERRING               Trustee of BT Institutional Funds and BT
Richard J. Herring                   Advisor Funds

/s/ BRUCE E. LANGTON                 Trustee of BT Institutional Funds and BT
Bruce E. Langton                     Advisor Funds

/s/ MARTIN J. GRUBER                 Trustee of BT Pyramid Mutual Funds, The
Martin J. Gruber                     Leadership Trust, and BT Advisor Funds

/s/ HARRY VON BENSCHOTEN             Trustee of BT Pyramid Mutual Funds, The
Harry Von Benschoten                 Leadership Trust, and BT Advisor Funds

                                Power of Attorney

     The undersigned Trustees and officers, as indicated respectively below, of BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, and BT Advisor Funds (each, a "Trust") and, Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Utility Portfolio, Short/Intermediate U.S. Government Securities Portfolio, Equity 500 Index Portfolio, Asset Management Portfolio, Capital Appreciation Portfolio, Intermediate Tax Free Portfolio, and BT Investment Portfolios (each, a "Portfolio Trust") each hereby constitutes and appoints the Secretary, each Assistant Secretary and each authorized signatory of each Trust and each Portfolio Trust, each of them with full powers of substitution, as his true and lawful attorney-in-fact and agent to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, and all other documents, filed by a Trust or a Portfolio Trust with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended, and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust or Portfolio Trust to comply with such Acts, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned each hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned each hereby revokes any Powers of Attorney previously granted with respect to any Trust or Portfolio Trust concerning the filings and actions described herein.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand as of the 31st day of December, 1998.

SIGNATURES                         TITLE

                                   President and Chief Executive Officer of each
/s/ JOHN Y. KEFFER                 Trust and Portfolio Trust
John Y. Keffer

/s/ JOSEPH A. FINELLI              Treasurer (Principal Financial and Accounting
Joseph A. Finelli                  Officer) of each Trust and Portfolio Trust